UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4975

MFS MULTIMARKET INCOME TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual report

MFS® Multimarket Income Trust

10/31/08

MMT-ANN

MFS® Multimarket Income Trust

CONTACT INFORMATION	BACK COVER

New York Stock Exchange Symbol:  MMT

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities may arise in declining markets. When markets experience substantial selloffs, assets often become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

December 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Yield Corporates	27.0%
High Grade Corporates	18.1%
Non-U.S. Government Bonds	13.5%
Emerging Markets Bonds	12.3%
Mortgage-Backed Securities	10.0%
U.S. Treasury Securities	9.9%
Commercial Mortgage-Backed Securities	5.6%
Floating Rate Loans	1.7%
Asset-Backed Securities	1.4%
U.S. Government Agencies	1.2%
Residential Mortgage-Backed Securities	0.3%
Collateralized Debt Obligations	0.3%

Credit quality of bonds (r)
AAA	29.0%
AA	8.4%
A	9.3%
BBB	16.5%
BB	16.3%
B	15.0%
CCC	4.4%
CC (o)	0.0%
Not Rated	1.1%

Portfolio facts
Average Duration (d)(i)	5.2
Average Life (i)(m)	8.2 yrs.
Average Maturity (i)(m)	12.7 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BBB+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

Country weightings (i)
United States	68.4%
Japan	4.9%
Germany	2.6%
Russia	2.4%
France	2.3%
Brazil	2.1%
United Kingdom	1.7%
Canada	1.4%
Mexico	1.4%
Other Countries	12.8%

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

Portfolio Composition – continued

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

(o)	Less than 0.1%.

(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 10/31/08.

Percentages are based on net assets as of 10/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Multimarket Income Trust (the fund) is a closed-end fund and maintains a portfolio that includes investments in investment-grade and high-yield corporate bonds, U.S. government securities, and international investment-grade and emerging markets debt securities.

For the twelve months ended October 31, 2008, shares of the MFS Multimarket Income Trust provided a total return of –12.32%, at net asset value. This compares with a return of –25.81% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index (formerly the Lehman Brothers U.S. High-Yield Corporate Bond Index). The fund’s other benchmarks, the Citigroup World Government Bond Non-Dollar Hedged Index, JPMorgan Emerging Markets Bond Index Global, Barclays Capital U.S. Corporate Bond Index (formerly the Lehman Brothers U.S. Corporate Bond Index), Barclays Capital U.S. Government/Mortgage Bond Index (formerly the Lehman Brothers U.S. Government/Mortgage Bond Index), and the Multimarket Income Trust Blended Index, generated returns of 4.54%, –19.13%, –13.82%, 5.62%, and –17.55%, respectively. As of October 31, 2008, the Multimarket Income Trust Blended Index was comprised of 50% Barclays Capital U.S. High-Yield Corporate Bond Index, 20% JPMorgan Emerging Markets Bond Index Global, 10% Citigroup World Government Bond Non-Dollar Hedged Index, 10% Barclays Capital U.S. Corporate Bond Index, and 10% Barclays Capital U.S. Government/Mortgage Bond Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis.

Management Review – continued

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Credit quality was the primary factor that contributed to the fund’s performance relative to the Multimarket Income Trust Blended Index. In particular, the fund’s lower exposure to “CCC” rated (s) securities, and lower exposure to the broader high yield market in general, helped as credit spreads widened over the reporting period.

The fund’s positioning in non-financial corporate bonds contributed to relative results. Cautious positioning in emerging market debt securities, focusing on higher quality securities within this market sector, also aided relative returns.

Detractors from Performance

The fund’s higher exposure to debt securities in the financial sector held back relative returns as the credit crisis, which intensified during the reporting period, negatively impacted the performance of these securities.

During the reporting period, positioning along the yield curve (y), and the fund’s holdings of securities that generated a lower level of income than the benchmark, both hurt relative results.

Respectfully,

John Addeo	David Cole	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager

Matthew Ryan
Portfolio Manager

Management Review – continued

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/08

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares.

Price Summary
Year Ended 10/31/08	Date	Price
Net Asset Value	10/31/08	$5.48
	10/31/07	$6.68
New York Stock Exchange Price	10/31/08	$4.71
	1/04/08 (high) (t)	$5.98
	10/10/08 (low) (t)	$3.89
	10/31/07	$5.84

Total Returns vs Benchmarks

Year Ended 10/31/08

New York Stock Exchange Price (r)	(13.80)%
Net Asset Value (r)	(12.32)%
Barclays Capital U.S. High-Yield Corporate Bond Index (f)	(25.81)%
Citigroup World Government Bond Non-Dollar Hedged Index (f)	4.54%
JPMorgan Emerging Markets Bond Index Global (f)	(19.13)%
Barclays Capital U.S. Corporate Bond Index (f)(g)	(13.82)%
Barclays Capital U.S. Credit Bond Index (f)	(11.36)%

Barclays Capital U.S. Government/Mortgage Bond Index (f)	5.62%

Multimarket Income Trust Blended Index-Current (f)(n)(z)	(17.55)%

Multimarket Income Trust Blended Index-Prior (f)(x)(z)	(8.97)%

(f)	Source: FactSet Research Systems Inc.

(g)	Effective July 1, 2008, Barclays Capital U.S. Corporate Bond Index replaced Barclays Capital U.S. Credit Bond Index as an other benchmark and as a constituent of the Multimarket Income Trust Blended Index.

Performance Summary – continued

(n)	Multimarket Income Trust Blended Index-Current is at a point in time and allocations during the period can change. As of October 31, 2008 the blended index was comprised of 10% Barclays Capital U.S. Corporate Bond Index, 50% Barclays Capital U.S. High-Yield Corporate Bond Index, 20% JPMorgan Emerging Markets Bond Index Global, 10% Citigroup World Government Bond Non-Dollar Hedged Index and 10% Barclays Capital U.S. Government/Mortgage Bond Index.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period November 1, 2007 through October 31, 2008.

(x)	Multimarket Income Trust Blended Index-Prior is at a point in time and allocations during the period can change. As of October 31, 2008 the blended index was comprised of 25% Barclays Capital U.S. Credit Bond Index (formerly Lehman Brothers U.S. Credit Bond Index), 25% Barclays Capital U.S. High-Yield Corporate Bond Index, 7% JPMorgan Emerging Markets Bond Index Global, 18% Citigroup World Government Bond Non-Dollar Hedged Index and 25% Barclays Capital U.S. Government/Mortgage Bond Index.

(z)	Effective July 1, 2008, the Multimarket Income Trust Blended Index-Current replaced the Multimarket Income Trust Blended Index-Prior as a fund benchmark as the current blend is more appropriately aligned with the fund’s investment objectives.

Index Definitions

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Barclays Capital U.S. Corporate Bond Index (formerly known as Lehman Brothers U.S. Corporate Bond Index) – covers U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Credit Bond Index (formerly known as Lehman Brothers U.S. Credit Bond Index) – measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Government/Mortgage Bond Index (formerly known as Lehman Brothers U.S. Government/Mortgage Bond Index) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Capital U.S. High-Yield Corporate Bond Index (formerly known as Lehman Brothers U.S. High-Yield Corporate Bond Index) – measures the universe of non-investment grade, fixed rate debt. Eurobonds and debt issues

Performance Summary – continued

from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different. The fund’s monthly distributions may include a return of capital to shareholders. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the fund’s assets and may increase the fund’s expense ratio.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

INVESTMENT OBJECTIVE, PRINCIPAL

INVESTMENT STRATEGIES AND RISKS OF

THE FUND

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of the fund’s net assets in fixed income securities. This policy may not be changed without shareholder approval.

MFS considers debt instruments of all types to be fixed income securities.

MFS normally invests the fund’s assets in U.S. Government securities, foreign government securities, mortgage-backed and other asset-backed securities of U.S. and foreign issuers, corporate bonds of U.S. and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories. MFS may also invest the fund’s assets in equity securities.

MFS may invest up to 100% of the fund’s assets in lower quality debt instruments.

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS may invest a relatively high percentage of the fund’s assets in a single country, a small number of countries, or a particular geographic region.

MFS may invest the fund’s assets in mortgage dollar rolls.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

The fund may use leverage by borrowing up to 33 1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

Principal Risks

Stock markets are volatile and can decline due to adverse issuer, market, industry, political, regulatory or economic conditions. The value of the portfolio’s equity investments will fluctuate in response to many factors including company specific factors as well as general market, economic, political and regulatory conditions. Foreign investments can be more volatile than U.S. investments. Changes in currency exchange rates can affect the U.S. dollar rate of foreign currency investments and investments denominated in foreign currency. Investing in emerging markets can involve risks in addition to those generally associated with investing in more developed foreign markets. The portfolio’s yield and share prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will generally be subject to greater price fluctuations than those with shorter maturities. Mortgage securities are subject to prepayment risk which can offer less potential for gains in a declining interest rate environment and greater potential for loss in a rising interest rate environment. Derivatives can be highly volatile and involve risks in addition to those of the underlying indicator’s in whose value the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Lower quality debt securities involve substantially greater risk of default and their value can decline significantly over time. To the extent that investments are purchased with the proceeds from borrowings from a bank, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. When you sell your shares, they may be worth more or less than the amount you paid for them. Please see the fund’s registration statement for further information regarding these and other risk considerations. A copy of the fund’s registration statement on Form N-2 is available on the EDGAR database on the Securities and Exchange Commission’s Internet Web site at http://sec.gov.

PORTFOLIO MANAGERS’ PROFILES

John Addeo	—	Investment Officer of MFS; employed in the investment management area of MFS since 1998. Portfolio Manager of the Fund since February 2005.

David Cole	—	Investment Officer of MFS; employed in the investment management area of MFS since 2004. High Yield Analyst at Franklin Templeton Investments from 1999 to 2004. Portfolio Manager of the Fund since October 2006.

Richard Hawkins	—	Investment Officer of MFS; employed in the investment management area of MFS since 1988. Portfolio Manager of the Fund since April 2006.

Matthew Ryan	—	Investment Officer of MFS; employed in the investment management area of MFS since 1997. Portfolio Manager of the Fund since September 2004.

Note to Shareholders: Effective August 2008, James Calmas is no longer a portfolio manager of this fund.

DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Four times each year you can also buy shares. Investments may be made in any amount of $100 or more in January, April, July and October on the 15th of the month or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account and a check will be issued for the value of any fractional shares, the Plan Agent will sell your shares and send the proceeds to you, or you may sell your shares through your investment professional.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

10/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 94.0%

Issuer	Shares/Par		Value ($)
Aerospace - 0.1%
Hawker Beechcraft Acquisition, 8.5%, 2015		$600,000	$360,000

Airlines - 0.1%
Continental Airlines, Inc., 7.339%, 2014		$761,000	$547,920

Asset Backed & Securitized - 7.5%
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (n)		$2,000,000	$400,000
Asset Securitization Corp., FRN, 8.631%, 2029		1,297,338	1,419,341
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041		1,130,000	1,016,783
Bayview Financial Revolving Mortgage Loan Trust, FRN, 4.04%, 2040 (z)		4,000,000	2,871,191
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2017		390,311	146,387
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 2049		1,160,000	694,119
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035		86,042	84,054
Crest Ltd., CDO, 7%, 2040		2,000,000	702,500
DEPFA Bank, 5.5%, 2010	EUR	960,000	1,218,186
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031		$1,847,000	1,802,861
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)		2,000,000	1,860,209
Falcon Franchise Loan LLC, FRN, 3.737%, 2025 (i)(z)		6,283,972	284,036
First Union National Bank Commercial Mortgage Trust, FRN, 0.895%, 2043 (i)(n)		25,902,017	431,183
First Union-Lehman Brothers Bank of America, FRN, 0.386%, 2035 (i)		23,860,421	346,525
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)		1,310,034	1,268,789
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033 (z)		2,542,000	2,183,806
GMAC Commercial Mortgage Securities, Inc., FRN, 7.918%, 2034 (n)		1,853,000	1,671,215
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045		1,590,000	1,220,500
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043		1,590,000	1,229,514
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.065%, 2045		1,590,000	1,261,597
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.261%, 2051		270,000	127,030

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Asset Backed & Securitized - continued
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.986%, 2030 (i)		$5,131,467	$152,943
Merrill Lynch Mortgage Trust, FRN, 6.023%, 2050		270,000	125,428
Morgan Stanley Capital I, Inc., FRN, 1.442%, 2039 (i)(n)		14,915,475	522,042
Mortgage Capital Funding, Inc., FRN, 2.292%, 2031 (i)		595,909	31
Multi-Family Capital Access One, Inc., 6.65%, 2024		42,290	42,219
Nationslink Funding Corp., 5%, 2031 (z)		1,555,000	1,506,064
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032 (z)		2,490,000	2,302,916
Prudential Securities Secured Financing Corp., FRN, 7.284%, 2013 (z)		2,581,000	1,605,670
RMAC PLC, FRN, 5.159%, 2036 (n)	EUR	10,748	13,094
Structured Asset Securities Corp., FRN, 4.67%, 2035		$2,288,353	1,939,618
Wachovia Bank Commercial Mortgage Trust, FRN, 5.118%, 2042		1,375,626	1,096,051
Wachovia Bank Commercial Mortgage Trust, FRN, 5.882%, 2047		1,496,845	691,478
Wachovia Bank Commercial Mortgage Trust, FRN, 5.942%, 2047		229,557	101,338

			$32,338,718
Automotive - 1.7%
Accuride Corp., 8.5%, 2015		$210,000	$84,000
Allison Transmission, Inc., 11%, 2015 (n)		2,025,000	1,265,625
Continental AG, 6.875%, 2008	EUR	100,000	127,427
DaimlerChrysler N.A. Holdings Corp., 8.5%, 2031		$1,251,000	982,568
FCE Bank PLC, 7.125%, 2012	EUR	700,000	597,764
Ford Motor Credit Co. LLC, 9.75%, 2010		$385,000	261,819
Ford Motor Credit Co. LLC, 12%, 2015		2,340,000	1,486,132
Ford Motor Credit Co. LLC, 8%, 2016		145,000	79,412
General Motors Corp., 8.375%, 2033		1,922,000	624,650
Goodyear Tire & Rubber Co., 9%, 2015		1,000,000	795,000
Johnson Controls, Inc., 5.25%, 2011		1,180,000	1,099,615

			$7,404,012
Broadcasting - 1.8%
Allbritton Communications Co., 7.75%, 2012		$1,270,000	$863,600
CBS Corp., 6.625%, 2011		1,043,000	928,385
Clear Channel Communications, 10.75%, 2016 (z)		190,000	74,100
Clear Channel Communications, Inc., 6.25%, 2011		1,310,000	589,500
DIRECTV Holdings LLC, 7.625%, 2016 (n)		1,970,000	1,654,800
Lamar Media Corp., 7.25%, 2013		1,460,000	1,146,100
Lamar Media Corp., 6.625%, 2015		805,000	591,675
Lamar Media Corp., “C”, 6.625%, 2015		365,000	268,275
LIN TV Corp., 6.5%, 2013		815,000	456,400
Local TV Finance LLC, 9.25%, 2015 (n)		610,000	305,000

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Broadcasting - continued
Newport Television LLC, 13%, 2017 (n)		$755,000	$320,875
Nexstar Broadcasting Group, Inc., 7%, 2014		710,000	411,800
Univision Communications, Inc., 9.75%, 2015 (n)(p)		1,730,000	354,650
Young Broadcasting, Inc., 8.75%, 2014		215,000	15,319

			$7,980,479
Brokerage & Asset Managers - 1.5%
INVESCO PLC, 5.625%, 2012		$1,450,000	$1,407,242
Lehman Brothers Holdings, Inc., 6.5%, 2017 (d)		810,000	1,013
Morgan Stanley, 3.875%, 2009		1,550,000	1,543,518
Morgan Stanley, 5.75%, 2016		668,000	521,024
Morgan Stanley Dean Witter, Inc., 6.6%, 2012		2,538,000	2,273,122
Nuveen Investments, Inc., 10.5%, 2015 (n)		2,335,000	630,450

			$6,376,369
Building - 0.8%
Associated Materials, Inc., 9.75%, 2012		$415,000	$369,350
Building Materials Corp. of America, 7.75%, 2014		435,000	300,150
CRH PLC, 8.125%, 2018		1,485,000	1,220,225
Nortek, Inc., 10%, 2013		840,000	617,400
Ply Gem Industries, Inc., 11.75%, 2013		1,450,000	957,000

			$3,464,125
Business Services - 0.4%
First Data Corp., 9.875%, 2015		$1,795,000	$1,148,800
SunGard Data Systems, Inc., 10.25%, 2015		690,000	483,000

			$1,631,800
Cable TV - 1.8%
CCH II Holdings LLC, 10.25%, 2010		$845,000	$587,275
CCO Holdings LLC, 8.75%, 2013		2,865,000	1,890,900
Cox Communications, Inc., 4.625%, 2013		1,744,000	1,476,338
CSC Holdings, Inc., 8.5%, 2015 (n)		1,070,000	904,150
Mediacom LLC, 9.5%, 2013		1,215,000	956,813
NTL Cable PLC, 9.125%, 2016		920,000	607,200
TCI Communications, Inc., 9.8%, 2012		1,135,000	1,148,295

			$7,570,971
Chemicals - 0.7%
Akzo Nobel N.V., 5.625%, 2009	EUR	100,000	$127,523
Braskem S.A., 7.25%, 2018 (n)		$433,000	309,595
Linde Finance B.V., 6% to 2013, FRN to 2049	EUR	101,000	101,799

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Chemicals - continued
Momentive Performance Materials, Inc., 9.75%, 2014		$200,000	$112,000
Momentive Performance Materials, Inc., 11.5%, 2016		2,541,000	1,092,630
Mosaic Co., 7.875%, 2016 (n)		695,000	606,923
Nalco Co., 7.75%, 2011		615,000	559,650

			$2,910,120
Computer Software - 0.4%
Seagate Technology HDD Holdings, 6.375%, 2011		$1,967,000	$1,750,630

Conglomerates - 0.3%
Actuant Corp., 6.875%, 2017		$1,495,000	$1,278,225
Thyssenkrupp Finance B.V., 7%, 2009	EUR	100,000	125,913

			$1,404,138
Consumer Goods & Services - 1.1%
Corrections Corp. of America, 6.25%, 2013		$310,000	$267,375
Fortune Brands, Inc., 5.125%, 2011		1,212,000	1,120,819
Jarden Corp., 7.5%, 2017		410,000	305,450
KAR Holdings, Inc., 10%, 2015		765,000	432,225
Service Corp. International, 7%, 2017		1,805,000	1,376,313
Sodexho Alliance S.A., 5.875%, 2009	EUR	100,000	127,683
Ticketmaster, 10.75%, 2016 (n)		$1,105,000	928,200

			$4,558,065
Containers - 1.0%
Crown Americas LLC, 7.75%, 2015		$1,215,000	$1,060,088
Graham Packaging Co. LP, 9.875%, 2014		625,000	393,750
Greif, Inc., 6.75%, 2017		1,515,000	1,242,300
Owens-Brockway Glass Container, Inc., 8.25%, 2013		1,690,000	1,580,150

			$4,276,288
Defense Electronics - 0.2%
L-3 Communications Corp., 5.875%, 2015		$1,250,000	$1,025,000

Electronics - 0.1%
Flextronics International Ltd., 6.25%, 2014		$545,000	$414,200
Freescale Semiconductor, Inc., 8.875%, 2014		315,000	140,175

			$554,375
Emerging Market Quasi-Sovereign - 2.9%
Banco Nacional de Desenvolvimento Economico e Social, 6.369%, 2018 (n)		$1,030,000	$813,700
Corporacion Nacional del Cobre de Chile, 4.75%, 2014		1,063,000	930,688

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - continued
Corporacion Nacional del Cobre de Chile, 5.625%, 2035		$1,950,000	$1,338,324
Gazprom International S.A., 7.201%, 2020		1,481,216	946,186
Majapahit Holding B.V., 7.25%, 2017 (n)		1,469,000	881,400
Majapahit Holding B.V., 7.25%, 2017		1,425,000	855,000
National Power Corp., FRN, 7.06%, 2011		776,000	647,486
OAO Gazprom, 6.212%, 2016		1,886,000	1,112,740
Pemex Project Funding Master Trust, 5.75%, 2018 (n)		1,968,000	1,535,040
Pemex Project Funding Master Trust, 5.75%, 2018		1,408,000	1,098,240
Ras Laffan Liquefied Natural Gas Co. Ltd., 8.294%, 2014 (n)		2,510,000	2,526,009

			$12,684,813
Emerging Market Sovereign - 4.1%
Federative Republic of Brazil, 6%, 2017		$5,125,000	$4,625,313
Federative Republic of Brazil, 8%, 2018		615,000	615,000
Federative Republic of Brazil, 7.125%, 2037		100,000	91,850
Gabonese Republic, 8.2%, 2017 (n)		729,000	473,850
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 10%, 2012 (z)	BRL	100,000	38,537
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 10%, 2012 (z)	BRL	100,000	38,537
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 10%, 2012 (z)	BRL	100,000	38,537
Republic of Argentina, FRN, 3.127%, 2012		$2,604,200	914,216
Republic of Colombia, 7.375%, 2017		1,237,000	1,113,300
Republic of Indonesia, 6.875%, 2018		199,000	133,330
Republic of Indonesia, 6.875%, 2018 (n)		516,000	345,720
Republic of Indonesia, 7.75%, 2038 (n)		574,000	373,100
Republic of Panama, 9.375%, 2029		675,000	654,750
Republic of Peru, 0%, 2009	PEN	1,000,000	321,035
Republic of Peru, 0%, 2009	PEN	3,100,000	952,297
Republic of Peru, 8.375%, 2016		$2,445,000	2,371,650
Republic of Philippines, 8%, 2016		1,395,000	1,297,350
Republic of Philippines, 9.375%, 2017		597,000	597,000
Republic of Turkey, 7%, 2019		1,953,000	1,484,280
United Mexican States, 5.625%, 2017		1,364,000	1,213,960

			$17,693,612
Energy - Independent - 1.2%
Chaparral Energy, Inc., 8.875%, 2017		$435,000	$221,850
Chesapeake Energy Corp., 6.375%, 2015		770,000	590,975
Chesapeake Energy Corp., 6.875%, 2016		1,310,000	1,051,275
Forest Oil Corp., 7.25%, 2019		345,000	234,600

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Energy - Independent - continued
Forest Oil Corp., 7.25%, 2019 (n)		$115,000	$78,200
Mariner Energy, Inc., 8%, 2017		380,000	224,200
Newfield Exploration Co., 6.625%, 2014		525,000	405,563
OPTI Canada, Inc., 8.25%, 2014		855,000	508,725
Plains Exploration & Production Co., 7%, 2017		890,000	582,950
Quicksilver Resources, Inc., 7.125%, 2016		960,000	614,400
SandRidge Energy, Inc., 8.625%, 2015 (p)		245,000	161,700
SandRidge Energy, Inc., 8%, 2018 (n)		375,000	249,375
Southwestern Energy Co., 7.5%, 2018 (n)		515,000	422,300

			$5,346,113
Energy - Integrated - 0.1%
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022 (n)		$423,000	$321,395

Entertainment - 0.5%
AMC Entertainment, Inc., 11%, 2016		$1,895,000	$1,497,050
Marquee Holdings, Inc., 9.505%, 2014		305,000	183,000
Turner Broadcasting System, Inc., 8.375%, 2013		419,000	387,803

			$2,067,853
Financial Institutions - 0.7%
General Motors Acceptance Corp., 6.875%, 2011		$2,129,000	$1,246,847
General Motors Acceptance Corp., 8%, 2031		578,000	262,061
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)		2,500,000	840,773
International Lease Finance Corp., 5.625%, 2013		1,248,000	798,688

			$3,148,369
Food & Beverages - 1.0%
Allied Domecq Financial Services PLC, 5.875%, 2009	EUR	125,000	$155,830
ARAMARK Corp., 8.5%, 2015		$1,285,000	1,098,675
B&G Foods, Inc., 8%, 2011		375,000	318,750
Dean Foods Co., 7%, 2016		1,125,000	855,000
Del Monte Corp., 6.75%, 2015		685,000	565,125
General Mills, Inc., 5.65%, 2012		350,000	323,170
Tyson Foods, Inc., 7.35%, 2016		1,520,000	1,125,890

			$4,442,440
Food & Drug Stores - 0.3%
CVS Caremark Corp., 6.125%, 2016		$1,300,000	$1,087,770

Forest & Paper Products - 1.1%
Buckeye Technologies, Inc., 8.5%, 2013		$725,000	$634,375
Georgia-Pacific Corp., 7.125%, 2017 (n)		1,100,000	764,500

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Forest & Paper Products - continued
Georgia-Pacific Corp., 8%, 2024		$200,000	$127,000
Graphic Packaging International Corp., 9.5%, 2013		485,000	332,225
International Paper Co., 7.4%, 2014		1,500,000	1,260,305
Jefferson Smurfit Corp., 8.25%, 2012		245,000	124,950
Smurfit-Stone Container Corp., 8%, 2017		349,000	171,010
Stora Enso Oyj, 6.404%, 2016 (n)		1,580,000	1,218,322
UPM-Kymmene Corp., 6.125%, 2012	EUR	100,000	117,434

			$4,750,121
Gaming & Lodging - 2.0%
Boyd Gaming Corp., 6.75%, 2014		$790,000	$497,700
Firekeepers Development Authority, 13.875%, 2015 (z)		205,000	145,550
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)		855,000	115,425
Harrah’s Operating Co., Inc., 5.5%, 2010		370,000	192,863
Harrah’s Operating Co., Inc., 10.75%, 2016 (n)		3,140,000	1,020,500
Host Hotels & Resorts, Inc., 7.125%, 2013		665,000	522,025
Host Hotels & Resorts, Inc., 6.75%, 2016		1,050,000	761,250
Mandalay Resort Group, 9.375%, 2010		950,000	627,000
MGM Mirage, 8.375%, 2011		1,005,000	582,900
MGM Mirage, 6.75%, 2013		755,000	471,875
MGM Mirage, 5.875%, 2014		565,000	334,763
Pinnacle Entertainment, Inc., 7.5%, 2015		2,115,000	1,321,875
Scientific Games Corp., 6.25%, 2012		825,000	629,063
Station Casinos, Inc., 6%, 2012		1,080,000	396,900
Station Casinos, Inc., 6.5%, 2014		325,000	35,344
Station Casinos, Inc., 6.875%, 2016		1,450,000	130,500
Trump Entertainment Resorts Holdings, Inc., 8.5%, 2015		2,290,000	589,675
Wyndham Worldwide Corp., 6%, 2016		360,000	236,243

			$8,611,451
Industrial - 0.3%
JohnsonDiversey, Inc., 9.625%, 2012	EUR	185,000	$202,781
JohnsonDiversey, Inc., “B”, 9.625%, 2012		$1,135,000	1,010,150

			$1,212,931
Insurance - 0.7%
Allianz AG, 5.5% to 2014, FRN to 2049	EUR	140,000	$135,580
American International Group, Inc., 6.25%, 2037		$300,000	40,449
ING Groep N.V., 5.775% to 2015, FRN to 2049		2,200,000	1,210,000
Prudential Financial, Inc., 5.1%, 2014		1,985,000	1,501,704

			$2,887,733

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Insurance - Property & Casualty - 1.2%
AIG SunAmerica Global Financing X, 6.9%, 2032 (n)		$2,384,000	$1,421,265
Fund American Cos., Inc., 5.875%, 2013		1,464,000	1,100,063
USI Holdings Corp., FRN, 6.679%, 2014 (n)		1,495,000	943,719
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)		500,000	345,170
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)		2,700,000	1,458,000

			$5,268,217
International Market Quasi-Sovereign - 0.1%
Canada Housing Trust, 4.6%, 2011	CAD	389,000	$336,613
Vattenfall Treasury AB, 6%, 2010	EUR	125,000	163,095

			$499,708
International Market Sovereign - 12.9%
Commonwealth of Australia, 6%, 2017	AUD	535,000	$378,153
Federal Republic of Germany, 5.25%, 2010	EUR	3,867,000	5,131,646
Federal Republic of Germany, 3.75%, 2015	EUR	558,000	720,736
Federal Republic of Germany, 6.25%, 2030	EUR	1,544,000	2,378,704
Government of Canada, 4.5%, 2015	CAD	1,011,000	898,828
Government of Canada, 5.75%, 2033	CAD	236,000	236,174
Government of Japan, 0.8%, 2010	JPY	177,000,000	1,809,233
Government of Japan, 1.5%, 2012	JPY	522,000,000	5,441,724
Government of Japan, 1.3%, 2014	JPY	214,000,000	2,209,338
Government of Japan, 1.7%, 2017	JPY	494,600,000	5,189,519
Government of Japan, 2.2%, 2027	JPY	476,200,000	4,923,123
Kingdom of Denmark, 4%, 2015	DKK	2,095,000	348,186
Kingdom of Netherlands, 3.75%, 2014	EUR	1,061,000	1,349,281
Kingdom of Spain, 5.35%, 2011	EUR	2,725,000	3,658,544
Kingdom of Sweden, 4.5%, 2015	SEK	2,610,000	360,523
Republic of Austria, 4.65%, 2018	EUR	2,632,000	3,402,585
Republic of France, 4.75%, 2012	EUR	760,000	1,016,374
Republic of France, 5%, 2016	EUR	1,274,000	1,717,711
Republic of France, 6%, 2025	EUR	511,000	748,064
Republic of France, 4.75%, 2035	EUR	2,099,000	2,689,298
Republic of Ireland, 4.6%, 2016	EUR	2,023,000	2,597,752
Republic of Italy, 4.75%, 2013	EUR	3,450,000	4,493,890
United Kingdom Treasury, 8%, 2015	GBP	720,000	1,406,735
United Kingdom Treasury, 8%, 2021	GBP	583,000	1,229,015
United Kingdom Treasury, 4.25%, 2036	GBP	803,000	1,211,151

			$55,546,287
Machinery & Tools - 0.2%
Case New Holland, Inc., 7.125%, 2014		$1,270,000	$946,150

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Major Banks - 1.8%
Bank of America Corp., 8% to 2018, FRN to 2049		$885,000	$662,608
Bank of Ireland, 7.4%, 2049	EUR	500,000	291,075
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)		$2,099,000	1,366,636
BNP Paribas Capital Trust III, 6.625% to 2011, FRN to 2049	EUR	100,000	111,348
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049		$860,000	696,978
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049		1,568,000	1,097,600
National Westminster Bank PLC, 6.625% to 2009, FRN to 2049	EUR	330,000	415,713
Natixis S.A., 10% to 2018, FRN to 2049 (n)		$2,490,000	1,551,074
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)		230,000	123,275
SG Capital Trust I, 7.875% to 2010, FRN to 2049	EUR	300,000	367,323
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)		$990,000	763,010
Wells Fargo Capital XV, 9.75%, 2049		205,000	198,850

			$7,645,490
Medical & Health Technology & Services - 3.6%
Biomet, Inc., 10%, 2017		$1,785,000	$1,642,200
Biomet, Inc., 11.625%, 2017		25,000	21,750
Community Health Systems, Inc., 8.875%, 2015		2,430,000	2,035,125
Cooper Cos., Inc., 7.125%, 2015		1,260,000	1,008,000
DaVita, Inc., 7.25%, 2015		1,765,000	1,509,075
Fisher Scientific International, Inc., 6.125%, 2015		1,500,000	1,335,000
HCA, Inc., 8.75%, 2010		1,220,000	1,073,600
HCA, Inc., 6.375%, 2015		195,000	116,025
HCA, Inc., 9.25%, 2016		2,645,000	2,248,250
Hospira, Inc., 5.55%, 2012		360,000	326,975
Hospira, Inc., 6.05%, 2017		1,248,000	1,048,327
Owens & Minor, Inc., 6.35%, 2016		1,420,000	1,369,293
Psychiatric Solutions, Inc., 7.75%, 2015		1,085,000	892,413
VWR Funding, Inc., 10.25%, 2015 (p)		1,200,000	714,000

			$15,340,033
Metals & Mining - 1.7%
Arch Western Finance LLC, 6.75%, 2013		$455,000	$382,200
FMG Finance Ltd., 10.625%, 2016 (n)		1,405,000	962,425
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017		1,640,000	1,287,400
Freeport-McMoRan Copper & Gold, Inc., FRN, 7.083%, 2015		195,000	152,038
International Steel Group, Inc., 6.5%, 2014		1,300,000	1,146,795
Peabody Energy Corp., 5.875%, 2016		1,970,000	1,516,900
Peabody Energy Corp., 7.375%, 2016		45,000	38,025
Steel Dynamics, Inc., 7.375%, 2012		2,380,000	1,770,125

			$7,255,908

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Mortgage Backed - 9.9%
Fannie Mae, 4.78%, 2015		$692,293	$658,074
Fannie Mae, 6%, 2017 - 2037		7,070,626	7,076,620
Fannie Mae, 5.5%, 2021 - 2035		8,921,651	8,782,905
Fannie Mae, 5%, 2027 - 2035		4,966,738	4,802,456
Fannie Mae, 6.5%, 2031 - 2032		946,778	966,316
Freddie Mac, 6%, 2021 - 2038		7,577,277	7,569,953
Freddie Mac, 5%, 2024		190,764	192,054
Freddie Mac, 5.5%, 2036		12,976,416	12,664,036

			$42,712,414
Natural Gas - Distribution - 0.3%
AmeriGas Partners LP, 7.25%, 2015		$1,030,000	$775,075
AmeriGas Partners LP, 7.125%, 2016		15,000	11,063
Inergy LP, 6.875%, 2014		870,000	643,800

			$1,429,938
Natural Gas - Pipeline - 1.9%
Atlas Pipeline Partners LP, 8.125%, 2015		$1,725,000	$1,203,188
Atlas Pipeline Partners LP, 8.75%, 2018 (n)		375,000	253,125
CenterPoint Energy, Inc., 7.875%, 2013		1,250,000	1,177,300
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)		610,000	508,163
El Paso Corp., 7.25%, 2018		410,000	307,500
El Paso Corp., 7.75%, 2032		299,000	206,820
Kinder Morgan Energy Partners LP, 5.125%, 2014		1,147,000	923,853
Spectra Energy Capital LLC, 8%, 2019		691,000	623,182
TransCapitalInvest Ltd., 5.67%, 2014		2,657,000	1,541,060
Williams Cos., Inc., 8.75%, 2032		1,431,000	1,166,265
Williams Partners LP, 7.25%, 2017		570,000	453,150

			$8,363,606
Network & Telecom - 2.5%
BellSouth Corp., 6.55%, 2034		$3,213,000	$2,519,860
Cincinnati Bell, Inc., 8.375%, 2014		750,000	541,875
Citizens Communications Co., 9.25%, 2011		1,285,000	1,092,250
Citizens Communications Co., 9%, 2031		870,000	469,800
Deutsche Telekom International Finance B.V., 8.125%, 2012	EUR	130,000	175,193
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)		$715,000	600,600
Qwest Capital Funding, Inc., 7.25%, 2011		665,000	508,725
Qwest Communications International, Inc., 7.25%, 2011		385,000	310,888
Qwest Corp., 7.875%, 2011		295,000	255,913
Qwest Corp., 8.875%, 2012		950,000	831,250
Telefonica Europe B.V., 7.75%, 2010		1,500,000	1,452,135

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Network & Telecom - continued
TELUS Corp., 8%, 2011		$1,309,000	$1,286,443
Windstream Corp., 8.625%, 2016		850,000	641,750

			$10,686,682
Oil Services - 0.7%
Basic Energy Services, Inc., 7.125%, 2016		$635,000	$419,100
GulfMark Offshore, Inc., 7.75%, 2014		775,000	573,500
KazMunaiGaz Finance B.V., 8.375%, 2013		1,268,000	887,600
KazMunaiGaz Finance B.V., 8.375%, 2013 (n)		1,009,000	706,300
KazMunaiGaz Finance B.V., 9.125%, 2018 (n)		713,000	463,450

			$3,049,950
Oils - 0.5%
Premcor Refining Group, Inc., 7.5%, 2015		$2,575,000	$2,363,927

Other Banks & Diversified Financials - 1.8%
Alfa Diversified Payment Rights Finance Co. S.A., FRN, 4.718%, 2011 (n)		$931,450	$584,205
Banco Mercantil del Norte S.A., 5.875% to 2009, FRN to 2014 (n)		655,000	656,048
Bosphorus Financial Services Ltd., FRN, 4.604%, 2012		1,750,000	1,692,968
Citigroup, Inc., 8.4% to 2018, FRN to 2049		2,490,000	1,730,799
Fortis Capital Co., 6.25% to 2009, FRN to 2049	EUR	155,000	124,626
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)		$626,000	395,576
RSHB Capital S.A., 7.125%, 2014		2,257,000	1,512,190
Woori Bank, 6.125% to 2011, FRN to 2016 (n)		1,510,000	1,208,060

			$7,904,472
Pollution Control - 0.1%
Allied Waste North America, Inc., 7.125%, 2016		$625,000	$550,000

Precious Metals & Minerals - 0.2%
Alrosa Finance S.A., 8.875%, 2014		$1,770,000	$919,019

Printing & Publishing - 0.5%
American Media Operations, Inc., 10.25%, 2009 (z)		$18,435	$9,125
American Media Operations, Inc., “B”, 10.25%, 2009		507,000	250,965
Bertelsmann U.S. Finance, Inc., 4.625%, 2010	EUR	148,000	184,064
Dex Media West LLC, 9.875%, 2013		$1,244,000	466,500
Idearc, Inc., 8%, 2016		984,000	136,530
Nielsen Finance LLC, 10%, 2014		1,750,000	1,268,750

			$2,315,934

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Railroad & Shipping - 0.3%
TFM S.A. de C.V., 9.375%, 2012		$1,424,000	$1,203,280

Real Estate - 0.4%
HRPT Properties Trust, REIT, 6.25%, 2016		$663,000	$470,800
Simon Property Group, Inc., REIT, 4.6%, 2010		1,375,000	1,274,123

			$1,744,923
Restaurants - 0.4%
YUM! Brands, Inc., 8.875%, 2011		$1,590,000	$1,629,845

Retailers - 1.0%
Couche-Tard, Inc., 7.5%, 2013		$715,000	$550,550
Gap, Inc., 8.8%, 2008		2,710,000	2,689,675
Home Depot, Inc., 5.25%, 2013		340,000	286,388
Home Depot, Inc., 5.875%, 2036		635,000	379,818
Macy’s Retail Holdings, Inc., 5.35%, 2012		300,000	225,975
Sally Beauty Holdings, Inc., 10.5%, 2016		260,000	189,800

			$4,322,206
Specialty Stores - 0.2%
GSC Holdings Corp., 8%, 2012		$440,000	$408,100
LVMH Moet Hennessy Louis Vuitton S.A., 4.625%, 2011	EUR	125,000	156,807
Payless ShoeSource, Inc., 8.25%, 2013		$255,000	191,250

			$756,157
Steel - 0.3%
Evraz Group S.A., 8.875%, 2013		$2,471,000	$1,037,820
Steel Capital S.A., 9.75%, 2013 (n)		623,000	261,660

			$1,299,480
Supermarkets - 0.2%
Delhaize America, Inc., 9%, 2031		$983,000	$871,071

Supranational - 0.5%
Central American Bank, 4.875%, 2012 (n)		$521,000	$520,613
European Investment Bank, 5.125%, 2017		1,500,000	1,565,678

			$2,086,291
Telecommunications - Wireless - 1.6%
Alltel Corp., 7%, 2012		$564,000	$507,600
MetroPCS Wireless, Inc., 9.25%, 2014		410,000	341,325
Mobile TeleSystems Finance S.A., 8.375%, 2010		1,221,000	915,750
Rogers Cable, Inc., 5.5%, 2014		1,975,000	1,700,667

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Rogers Wireless, Inc., 7.5%, 2015	$980,000	$919,547
Sprint Capital Corp., 8.375%, 2012	810,000	652,050
Vimpel-Communications, 8.375%, 2013 (n)	570,000	342,000
VIP Finance Ireland Ltd., 8.375%, 2013	1,273,000	763,800
Vodafone Group PLC, 5.625%, 2017	276,000	225,299
Wind Acquisition Finance S.A., 10.75%, 2015 (n)	602,000	463,540

		$6,831,578
Telephone Services - 0.3%
Embarq Corp., 7.082%, 2016	$1,760,000	$1,355,200

Tobacco - 0.5%
Reynolds American, Inc., 6.75%, 2017	$3,016,000	$2,262,890

Transportation - Services - 0.4%
Hertz Corp., 8.875%, 2014	$1,115,000	$813,950
Westinghouse Air Brake Technologies Corp., 6.875%, 2013	795,000	699,600

		$1,513,550
U.S. Government Agencies - 1.2%
Freddie Mac, 5.5%, 2017	$5,200,000	$5,290,984

U.S. Treasury Obligations - 6.1%
U.S. Treasury Bonds, 8.75%, 2017	$7,000,000	$9,170,546
U.S. Treasury Bonds, 5.375%, 2031	3,386,000	3,704,761
U.S. Treasury Bonds, 4.5%, 2036 (f)	8,628,000	8,787,756
U.S. Treasury Notes, 6.375%, 2027	4,000,000	4,790,624

		$26,453,687
Utilities - Electric Power - 6.3%
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	$805,000	$736,575
Beaver Valley Funding Corp., 9%, 2017	2,319,000	2,463,451
CenterPoint Energy, Inc., 6.5%, 2018	600,000	454,034
Centrais Eletricas Brasileiras S.A., 7.75%, 2015	1,202,000	955,590
Dynegy Holdings, Inc., 7.5%, 2015	1,395,000	1,018,350
Edison Mission Energy, 7%, 2017	2,005,000	1,586,456
EDP Finance B.V., 6%, 2018 (n)	1,340,000	1,070,748
EEB International Ltd., 8.75%, 2014 (n)	1,722,000	1,403,430
Enersis S.A., 7.375%, 2014	357,000	334,422
Exelon Generation Co. LLC, 6.95%, 2011	2,506,000	2,379,139
HQI Transelec Chile S.A., 7.875%, 2011	883,000	866,192
ISA Capital do Brasil S.A., 7.875%, 2012 (n)	251,000	208,330
ISA Capital do Brasil S.A., 7.875%, 2012	1,230,000	1,020,900

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - continued
Mirant Americas Generation LLC, 8.3%, 2011	$200,000	$183,500
Mirant North America LLC, 7.375%, 2013	1,515,000	1,323,731
NiSource Finance Corp., 7.875%, 2010	1,155,000	1,042,862
NorthWestern Corp., 5.875%, 2014	1,695,000	1,444,504
NRG Energy, Inc., 7.375%, 2016	1,920,000	1,656,000
Reliant Energy, Inc., 7.875%, 2017	1,035,000	791,775
System Energy Resources, Inc., 5.129%, 2014 (n)	1,861,814	1,869,671
Taqa Abu Dhabi National Energy Co., 6.6%, 2013 (n)	1,243,000	1,036,082
Texas Competitive Electric Holdings LLC, 10.25% to 2010, 10.5% to 2015 (n)	1,980,000	1,509,750
Waterford 3 Funding Corp., 8.09%, 2017	1,813,005	1,848,793

		$27,204,285
Total Bonds (Identified Cost, $490,427,953)		$406,030,773

Floating Rate Loans - 1.7% (g)(r)
Aerospace - 0.2%
Hawker Beechcraft Acquisition Co. LLC, Letter of Credit, 5.76%, 2014	$41,493	$26,408
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 5.76%, 2014	900,511	573,111

		$599,519
Automotive - 0.5%
Allison Transmission Term Loan B, 5.67%, 2014 (o)	$763,150	$516,489
Federal-Mogul Corp., Term Loan B, 5.48%, 2014	494,258	292,230
Ford Motor Co., Term Loan B, 7.59%, 2013	918,031	504,261
General Motors, Term Loan B, 2013 (o)	719,236	391,264
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.78%, 2014	713,967	499,777

		$2,204,021
Business Services - 0.1%
First Data Corp., Term Loan B-1, 6.05%, 2014	$627,439	$458,265

Cable TV - 0.1%
Charter Communications Operating LLC, Term Loan, 2014 (o)	$209,429	$156,156
CSC Holdings, Inc., Incremental Term Loan, 4.57%, 2013	492,229	423,668

		$579,824
Electronics - 0.0%
Freescale Semiconductor, Inc., Term Loan B, 2013 (o)	$210,344	$141,281

Forest & Paper Products - 0.0%
Abitibi-Consolidated, Inc., Term Loan, 11.75%, 2009	$183,332	$146,666

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Medical & Health Technology & Services - 0.2%
Community Health Systems, Inc., Delayed Draw Term Loan, 2014 (q)	$5,202	$4,154
Community Health Systems, Inc., Term Loan B, 5.22%, 2014	101,710	81,228
HCA, Inc., Term Loan B, 6.01%, 2013	856,779	705,022
Psychiatric Solutions, Inc., Term Loan B, 2012 (o)	162,386	131,735

		$922,139
Printing & Publishing - 0.1%
Idearc, Inc., Term Loan B, 5.74%, 2014	$61,121	$25,773
Nielsen Finance LLC, Term Loan B, 2013 (o)	213,757	154,012

		$179,785
Retailers - 0.0%
Burlington Coat Factory, Term Loan B, 5.06%, 2013 (o)	$219,912	$118,065

Specialty Stores - 0.1%
Michaels Stores, Inc., Term Loan B, 5.35%, 2013	$694,371	$402,735

Utilities - Electric Power - 0.4%
Calpine Corp., DIP Term Loan, 6.65%, 2014	$533,441	$425,420
NRG Energy Corp., Letter of Credit, 2013 (o)	145,773	126,013
NRG Energy Corp., Term Loan, 2013 (o)	297,963	257,573
Texas Competitive Electric Holdings LLC, Term Loan B-3, 6.44%, 2014 (o)	907,615	704,195

		$1,513,201
Total Floating Rate Loans (Identified Cost, $9,360,957)		$7,265,501

Common Stocks - 0.0%
Printing & Publishing - 0.0%
Golden Books Family Entertainment, Inc. (a) (Identified Cost, $0)	19,975	$0

Rights - 0.0%
Emerging Market Sovereign - 0.0%
Banco Central del Uruguay, Value Recovery Rights, Expiring January 2021 (a) (Identified Cost, $0)	1,250,000	$0

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Repurchase Agreements - 1.9%
Merrill Lynch & Co., 0.15%, dated 10/31/08, due 11/03/08, total to be received $8,129,102 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$8,129,000	$8,129,000
Total Investments (Identified Cost, $507,917,910) (k)		$421,425,274

Other Assets, Less Liabilities - 2.4%		10,323,975
Net Assets - 100.0%		$431,749,249

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the trust receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(k)	As of October 31, 2008, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $410,018,742 and 97.29% of market value. An independent pricing service provided an evaluated bid for 93.86% of the market value.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $47,298,700, representing 10.96% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
American Media Operations, Inc., 10.25%, 2009	1/22/07	$18,324	$9,125
Bayview Financial Revolving Mortgage Loan Trust, FRN, 4.04%, 2040	3/01/06	4,000,000	2,871,191
Clear Channel Communications, 10.75%, 2016	10/23/08	76,244	74,100

Portfolio of Investments – continued

Restricted Securities	Acquisition Date	Cost	Current Market Value
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	$1,969,453	$1,860,209
Falcon Franchise Loan LLC, FRN, 3.737%, 2025	1/29/03	765,731	284,036
Firekeepers Development Authority, 13.875%, 2015	4/22/08	201,360	145,550
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033	11/17/00	2,368,746	2,183,806
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 10%, 2012	7/10/06	40,731	38,537
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 10%, 2012	9/05/06	42,646	38,537
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 10%, 2012	9/21/06	41,265	38,537
Nationslink Funding Corp., 5%, 2031	3/07/08	1,512,238	1,506,064
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032	3/25/08	2,490,000	2,302,916
Prudential Securities Secured Financing Corp., FRN, 7.284%, 2013	12/06/04	2,865,414	1,605,670
Total Restricted Securities			$12,958,278
% of Net Assets			3.0%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLN	Credit-Linked Note
DIP	Debtor-in-Possession
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
PEN	Peruvian Nuevo Sol
SEK	Swedish Krona

Portfolio of Investments – continued

Derivative contracts at 10/31/08

Forward Foreign Currency Exchange Contracts at 10/31/08

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
SELL	AUD	873,525	11/10/08-11/12/08	$733,489	$580,108	$153,381
SELL	BRL	793,500	11/03/08-12/02/08	389,654	364,177	25,477
SELL	CAD	1,764,518	12/22/08	1,488,504	1,463,892	24,612
SELL	DKK	2,057,426	11/12/08	420,673	351,952	68,721
SELL	EUR	32,553,604	12/22/08	43,798,075	41,434,207	2,363,868
SELL	GBP	2,441,516	12/17/08	4,173,112	3,919,446	253,666
BUY	JPY	17,516,643	12/18/08	175,000	178,158	3,158
SELL	JPY	1,941,936,733	12/17/08-12/18/08	19,949,298	19,749,829	199,469
SELL	PEN	3,816,000	11/07/08	1,267,564	1,240,407	27,157
SELL	SEK	2,736,226	11/28/08	413,952	352,341	61,611

						$3,181,120

Depreciation
BUY	AUD	349,081	11/10/08	$274,604	$231,841	$(42,763)
BUY	BRL	396,750	11/03/08	186,750	183,130	(3,620)
BUY	EUR	4,385,423	12/22/08	5,881,948	5,581,763	(300,185)
SELL	EUR	195,719	12/22/08	244,462	249,112	(4,650)

						$(351,218)

Futures contracts outstanding at 10/31/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Note 10 yr (Long)	91	$10,290,109	Dec-08	$(214,311)
U.S. Treasury Note (Long)	50	5,656,250	Dec-08	(215,409)
				$(429,720)

Portfolio of Investments – continued

Swap Agreements at 10/31/08

Expiration	Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD 300,000	JP Morgan Chase Bank	4.10% (fixed rate)	(1)	$(114,736)
6/20/13	USD 1,110,000	Morgan Stanley Capital Services, Inc.	(2)	1.48% (fixed rate)	59,086
					$(55,650)

(1)	Fund to pay notional amount upon a defined credit event by Abitibi Consolidated, 8.375%, 4/01/15.

(2)	Fund to receive notional amount upon a defined credit event by Weyerhauser Co., 7.125%, 7/15/23.

At October 31, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value (identified cost, $507,917,910)	$421,425,274
Cash	22,643
Foreign currency, at value (identified cost, $185,813)	185,813
Receivable for forward foreign currency exchange contracts	3,181,120
Receivable for investments sold	1,495,495
Interest receivable	8,889,519
Swaps, at value	59,086
Other assets	70,774
Total assets		$435,329,724
Liabilities
Distributions payable	$174,342
Payable for forward foreign currency exchange contracts	351,218
Payable for daily variation margin on open futures contracts	104,875
Payable for investments purchased	2,248,179
Swaps, at value	114,736
Payable to affiliates
Management fee	14,653
Transfer agent and dividend disbursing costs	18,532
Administrative services fee	443
Payable for independent trustees’ compensation	311,210
Accrued expenses and other liabilities	242,287
Total liabilities		$3,580,475
Net assets		$431,749,249
Net assets consist of
Paid-in capital	$598,883,836
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(84,295,672)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(83,447,660)
Undistributed net investment income	608,745
Net assets		$431,749,249
Shares of beneficial interest outstanding		78,794,104
Net asset value per share (net assets of $431,749,249 / 78,794,104 shares of beneficial interest outstanding)		$5.48

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/08

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$30,979,477
Dividends	142
Foreign taxes withheld	(3,746)
Total investment income		$30,975,873
Expenses
Management fee	$3,491,667
Transfer agent and dividend disbursing costs	173,668
Administrative services fee	78,324
Independent trustees’ compensation	69,437
Stock exchange fee	72,352
Custodian fee	146,150
Shareholder communications	242,464
Auditing fees	65,861
Legal fees	97,182
Miscellaneous	44,768
Total expenses		$4,481,873
Fees paid indirectly	(9,105)
Reduction of expenses by investment adviser	(2,656)
Net expenses		$4,470,112
Net investment income		$26,505,761
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(6,061,424)
Futures contracts	1,502,996
Swap transactions	(127,912)
Foreign currency transactions	(580,457)
Net realized gain (loss) on investments and foreign currency transactions		$(5,266,797)
Change in unrealized appreciation (depreciation)
Investments	$(90,438,889)
Futures contracts	(620,519)
Swap transactions	(7,823)
Translation of assets and liabilities in foreign currencies	4,738,577
Net unrealized gain (loss) on investments and foreign currency translation		$(86,328,654)
Net realized and unrealized gain (loss) on investments and foreign currency		$(91,595,451)
Change in net assets from operations		$(65,089,690)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2008	2007
Change in net assets
From operations
Net investment income	$26,505,761	$28,005,979
Net realized gain (loss) on investments and foreign currency transactions	(5,266,797)	(1,344,395)
Net unrealized gain (loss) on investments and foreign currency translation	(86,328,654)	(3,439,683)
Change in net assets from operations	$(65,089,690)	$23,221,901
Distributions declared to shareholders
From net investment income	$(29,636,766)	$(28,309,676)
Change in net assets from fund share transactions	$(1,582,038)	$—
Total change in net assets	$(96,308,494)	$(5,087,775)
Net assets
At beginning of period	528,057,743	533,145,518
At end of period (including undistributed net investment income of $608,745 and accumulated distributions in excess of net investment income of $749,968)	$431,749,249	$528,057,743

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.68	$6.74	$6.74	$6.94	$6.76
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.35	$0.33	$0.34	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	(1.16)	(0.05)	0.03	(0.16)	0.17
Total from investment operations	$(0.82)	$0.30	$0.36	$0.18	$0.55
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.36)	$(0.38)	$(0.39)	$(0.39)
Net increase from repurchase of capital shares	$0.00 (w)	$—	$0.02	$0.01	$0.02
Net asset value, end of period	$5.48	$6.68	$6.74	$6.74	$6.94
Per share market value, end of period	$4.71	$5.84	$6.00	$6.15	$6.30
Total return at market value (%)	(13.80)	3.30	3.82	3.78	4.62
Total return at net asset value (%)	(12.32)	5.19	6.42	3.25	9.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.84	0.88	0.93	0.94
Expenses after expense reductions (f)	0.88	0.84	0.88	0.93	0.94
Net investment income	5.22	5.29	4.93	4.97	5.51
Portfolio turnover	47	61	70	67	59
Net assets at end of period (000 Omitted)	$431,749	$528,058	$533,146	$545,645	$569,091
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Multimarket Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by a third party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by a third party pricing service on the market on which such futures contracts are primarily traded.

Notes to Financial Statements – continued

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by a third party pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by a third party pricing service. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

Notes to Financial Statements – continued

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement

Notes to Financial Statements – continued

and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts, forward foreign currency exchange contracts, and swap agreements.

FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities, effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, and FASB Staff Position (FSP) 133-1, effective for fiscal years and interim periods ending after November 15, 2008 (the “Standards”) were recently issued. These Standards provide enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standards to the fund, and has not at this time determined the impact resulting from the adoption of these Standards on the fund’s financial statements.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to

Notes to Financial Statements – continued

unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements – The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market and interest rate movements of the underlying instrument.

The fund may hold credit default swaps in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The fund may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indexes, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark,

Notes to Financial Statements – continued

underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At October 31, 2008, the portfolio had unfunded loan commitments of $5,202, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund.

Notes to Financial Statements – continued

Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, straddle loss deferrals, foreign currency transactions and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/08	10/31/07
Ordinary income (including any short-term capital gains)	$29,636,766	$28,309,676

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/08
Cost of investments	$511,710,659
Gross appreciation	3,405,998
Gross depreciation	(93,691,383)
Net unrealized appreciation (depreciation)	$(90,285,385)
Undistributed ordinary income	5,903,549
Capital loss carryforwards	(79,961,284)
Other temporary differences	(2,791,467)

As of October 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/09	$(22,359,865)
10/31/10	(38,291,079)
10/31/14	(7,878,924)
10/31/15	(2,289,608)
10/31/16	(9,141,808)
$(79,961,284)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.34% of the fund’s average daily net assets and 5.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended October 31, 2008 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2008, these fees paid to MFSC amounted to $76,632. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended October 31, 2008, the fund did not incur any out-of-pocket expenses.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.

Notes to Financial Statements – continued

Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended October 31, 2008 was equivalent to an annual effective rate of 0.0154% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $9,105. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $9,383. Both amounts are included in independent trustees’ compensation for the year ended October 31, 2008. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $247,452 at October 31, 2008, and is included in payable for independent trustees’ compensation.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the Plan) independent trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Trustees are no longer allowed to defer compensation under the Plan. Amounts previously deferred are treated as though equivalent dollar amounts had been invested in shares of certain MFS funds selected by the trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent trustees’ compensation is $54,949 of deferred trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2008, the aggregate fees paid by

Notes to Financial Statements – continued

the fund to Tarantino LLC and Griffin Compliance LLC were $3,912 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,656, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$51,435,040	$53,592,960
Investments (non-U.S. Government securities)	$207,341,537	$171,039,311

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased and retired 283,348 shares of beneficial interest during the year ended October 31, 2008 at an average price per share of $5.60 and a weighted average discount of 11.96% per share. During the year ended October 31, 2007, the fund did not repurchase any shares. Transactions in fund shares were as follows:

	Year ended		Year ended
	10/31/08		10/31/07
	Shares	Amount	Shares	Amount
Treasury shares reacquired	(283,348)	$(1,582,038)	—	$—

(6)	Line of Credit

Prior to August 29, 2008, the fund participated with other funds managed by MFS in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund prior to August 29, 2008, had established with other funds managed by MFS uncommitted borrowing arrangements with certain banks. Borrowings could be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. As of August 29, 2008, the fund no longer participates in any of these arrangements. For the year ended October 31, 2008, the fund’s commitment fee and interest expense relating to these agreements were $2,096 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

Notes to Financial Statements – continued

(7)	Loan Agreement

On August 29, 2008, the fund entered into a credit agreement with a bank for a revolving line of credit that can be drawn upon up to $100,000,000. The credit agreement matures on August 28, 2009. Borrowing under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus 1.00% or an alternate rate, at the option of the borrower, stated as the greater of the Federal Funds Rate plus 0.50% or the bank’s prime lending rate. The fund did not incur any borrowings under this agreement at October 31, 2008. The fund did incur a commitment fee of $17,262 during the period, which is based on the average daily unused portion of the line of credit. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Multimarket Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust (the Fund), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Multimarket Income Trust at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 17, 2008

RESULTS OF SHAREHOLDER MEETING

10/31/08 (unaudited)

At the annual meeting of shareholders of MFS Multimarket Income Trust, which was held on October 9, 2008, the following actions were taken:

Item1. To elect the following individuals as Trustees:

	Number of Shares
Nominee	Affirmative	Withhold Authority
J. Atwood Ives	67,655,789	4,811,992
William R. Gutow	67,593,819	4,873,962
Michael Hegarty	67,688,096	4,779,685
Robert W. Uek	67,718,741	4,749,040

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to

Trustees and Officers – continued

office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

On November 5, 2008, Maria F. Dwyer, as President and Chief Executive Officer of the Trust, certified to the New York Stock Exchange that as of the date of her certification she was not aware of any violation by the Trust of the corporate governance listing standards of the New York Stock Exchange.

The Fund filed with the Securities and Exchange Commission the certifications of its principal executive officer and principal financial officer under Section 302 of the Sarbanes-Oxley Act of 2003 as an exhibit to the Fund’s Form N-CSR for the period covered by this report.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741	225 Franklin Street, Boston, MA 02110
Portfolio Managers	Independent Registered Public Accounting Firm
John Addeo	Ernst & Young LLP
David Cole	200 Clarendon Street, Boston, MA 02116
Richard Hawkins
Matthew Ryan

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2007 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what

Board Review of Investment Advisory Agreement – continued

extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 2nd out of a total of 3 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 4th out of a total of 4 funds for the one-year period and 2nd out of a total of 3 funds for the five-year period ended December 31, 2007. Given the size of the

Board Review of Investment Advisory Agreement – continued

Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund under- performed its custom benchmark for each of the one-year and three-year periods ended December 31, 2007 (one year: 4.53% total return for the Fund versus 5.02% total return for the benchmark; three-year: 4.60% total return for the Fund versus 4.98% total return for the benchmark), and out-performed its custom benchmark for the five-year period ended December 31, 2007 (6.91% total return for the Fund versus 6.64% total return for the benchmark). Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data, the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares

Board Review of Investment Advisory Agreement – continued

(which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of

Board Review of Investment Advisory Agreement – continued

the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1.800.SEC.0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT INFORMATION

Investor Information

Transfer Agent, Registrar and Dividend Disbursing Agent

Call	1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time

Write to:	Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940-3078

500 Boylston Street, Boston, MA 02116

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2008 and 2007, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
Fees billed by E&Y:	2008	2007
MFS Multimarket Income Trust	45,652	45,135

For the fiscal years ended October 31, 2008 and 2007, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by E&Y:	2008	2007	2008	2007	2008	2007
To MFS Multimarket Income Trust	10,000	10,000	8,926	8,624	0	0
To MFS and MFS Related Entities of MFS Multimarket Income Trust*	0	0	0	0	0	0

Aggregate fees for non-audit services:	2008	2007
To MFS Multimarket Income Trust, MFS and MFS Related Entities#	230,179	219,640

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, William R. Gutow, J. Dale Sherratt and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Trustees and the Board of Managers of the investment companies (the “MFS Funds”) advised by Massachusetts Financial Services Company (“MFS”) have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS’ proxy voting policies and procedures (the “MFS Proxy Policies”). The MFS Proxy Policies are set forth below:

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

June 1, 2008

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for, or vote against, as applicable, a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.”

MFS will also withhold its vote for, or vote against, as applicable, a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will withhold its vote for, or vote against, as applicable, all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also withhold its vote for, or vote against, as applicable, a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also withhold its vote for, or vote against, as applicable, the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers or, excessive perks.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer’s compensation committee members is the appropriate mechanism to express our view on a company’s compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

MFS supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which (for U.S. listed companies) must be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Corporate Governance, Corporate Responsibility and Social Issues

There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to include in the issuer’s proxy statement an annual advisory shareholder vote as to the company’s executive compensation practices during the previous year, to permit shareholders access to the company’s proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also withhold its vote for, or vote against, as applicable, a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, power of attorney requirements and late delivery of proxy materials. In these limited instances, MFS votes non-U.S. securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[1]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; and (v) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS Multimarket Income Trust (the “Fund”) is set forth below.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Richard O. Hawkins	Lead Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 1988.

John F. Addeo	High Yield Debt Securities Portfolio Manager	2005	Investment Officer of MFS; employed in the investment area of MFS since 1998.

James J. Calmas	High Grade Debt Securities Portfolio Manager	2005	Investment Officer of MFS; employed in the investment area of MFS since 1988.

Matthew W. Ryan	Emerging Markets Debt Securities Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997.

David P. Cole	High Yield Debt Securities Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004. High Yield Analyst at Franklin Templeton Investments from 1999 to 2004.

Compensation. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

Performance Bonus – Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of assets managed by the portfolio manager over one-, three- and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2007, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Richard O. Hawkins	Lipper Corporate Debt Funds BBB-Rated
Lehman Brothers U.S. Intermediate Aggregate Index
Lehman Brothers U.S. Aggregate Index

John F. Addeo	Lipper High Current Yield Funds
Lehman Brothers Corporate High Yield Index
Morningstar Dollar High Yield Bond Funds
Morningstar Euro High Yield Bond Funds

James J. Calmas	Lipper Short Investment Grade Funds
Lipper Multi-Sector Income Funds
Lipper General Bond Funds
Lehman Brothers U.S. Intermediate Government Index
Merrill Lynch U.S. Treasuries/Agencies 1-3 Index
Morningstar Dollar Short Term Bond Funds
Morningstar Euro Bond Funds
Morningstar Dollar Global Bond Funds
Morningstar Euro Money Market Funds
Lehman Brothers Corporate High Yield Index

Matthew W. Ryan	Lipper Emerging Markets Debt Funds
Lipper Global Income Funds
JP Morgan Emerging Market Bond Index
Morningstar Emerging Markets Bond Funds

David P. Cole	Lipper High Current Yield Funds
Lehman Brothers Corporate High Yield Index
Morningstar Dollar High Yield Bond Funds
Morningstar Euro High Yield Bond Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the fund’s fiscal year ended October 31, 2008. The following dollar ranges apply:

N.	None

A.	$1 - $10,000

B.	$10,001 - $50,000

C.	$50,001 - $100,000

D.	$100,001 - $500,000

E.	$500,001 - $1,000,000

F.	Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Richard O. Hawkins	N
John F. Addeo	N
James J. Calmas	N
Matthew W. Ryan	N
David P. Cole	N

Other Accounts. In addition to the Fund, the Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and assets of which, as of the Fund’s fiscal year ended October 31, 2008 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard O. Hawkins	11	$16.0 billion	0	N/A	1	$35.2 milllion
John F. Addeo	14	$3.1 billion	3	$305.0 million	2	$398.4 million
James J. Calmas	6	$1.8 billion	4	$451.0 million	2	$503.6 million
Matthew W. Ryan	13	$3.0 billion	4	$1.8 billion	5	$1.5 billion
David P. Cole	11	$2.9 billion	2	$121.1 million	0	N/A

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest.

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Multimarket Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
11/1/07-11/30/07	0	N/A	0	7,907,745
12/1/07-12/31/07	0	N/A	0	7,907,745
1/1/08-1/31/08	0	N/A	0	7,907,745
2/1/08-2/29/08	0	N/A	0	7,907,745
3/1/08-3/31/08	0	N/A	0	7,907,745
4/1/08-4/30/08	0	N/A	0	7,907,745
5/1/08-5/31/08	0	N/A	0	7,907,745
6/1/08-6/30/08	0	N/A	0	7,907,745
7/1/08-7/31/08	0	N/A	0	7,907,745
8/1/08-08/31/08	283,348	5.60	283,348	7,624,397
9/1/08-9/30/08	0	N/A	0	7,624,397
10/01/08-10/31/08	0	N/A	0	7,624,397
Total	283,348		283,348

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2008 plan year is 7,907,745.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS MULTIMARKET INCOME TRUST

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: December 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: December 17, 2008

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 17, 2008

*	Print name and title of each signing officer under his or her signature.